Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of November 7, 2019, by and among Applied Therapeutics, Inc., a Delaware corporation, with principal office located at 545 5th Avenue, Suite 1400, New York, New York 10173 (the “Company”) and the undersigned buyers, (each, an “Initial Buyer” and, collectively, the “Initial Buyers”) and any additional stockholder that becomes party to this Agreement in accordance with Section 11(n) hereto (each, an “Additional Buyer” and, collectively, the “Additional Buyers” and, together with the Initial Buyers, each a “Buyer” and together, the “Buyers”).

WHEREAS:

A.                                    Pursuant to the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers at the Closing (as defined in the Securities Purchase Agreement) the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) set forth on the Schedule of Buyers to the Securities Purchase Agreement (the “Shares”).

B.                                    To induce the Buyers to purchase the Shares pursuant to the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, or any similar successor statutes and the rules and regulations thereunder (collectively, the “1933 Act”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.              DEFINITIONS.  As used in this Agreement, the following terms shall have the following meanings:

a.              “1934 Act” means, collectively, the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statutes.

b.              “Affiliate” means, as to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, (ii) any executive officer, director, trustee or general partner of the specified Person and (iii) any legal entity for which the specified Person acts as an executive officer, director, trustee or general partner.  For purposes of this definition, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly, or indirectly through one or more intermediaries, of the power to direct or cause the direction of the management and policies of such Person, whether by contract, through the ownership of voting securities, partnership interests or other equity interests or otherwise.

c.               “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

d.              “Closing Date” means the date of the issuance of the Shares pursuant to the Securities Purchase Agreement.

e.               “Cutback Effectiveness Date” means the date a Cutback Registration Statement is declared effective by the SEC.

f.                “Cutback Effectiveness Deadline” means, as to a Cutback Registration Statement, ninety (90) days following the filing of such Cutback Registration Statement.

g.               “Cutback Filing Deadline” means, if Cutback Shares are required to be included in a Cutback Registration Statement, the date that is the earlier of (i) the later of (A) six (6) months from the Initial Effectiveness Date or the then-most recent Cutback Effectiveness Date, as applicable, and (B) sixty (60) days after the Company has been informed that substantially all of the Registrable Securities held by the Investors included in any Registration Statements previously declared effective hereunder have been sold in accordance therewith, or (ii) sixty (60) days from the first date on which the Company is then permitted by the SEC to register such Cutback Shares.

h.              “Cutback Registrable Securities” means, (i) any Cutback Shares not previously included in a Registration Statement, and (ii) any shares of capital stock of the Company (or any successor or assign of the Company, whether by merger, reorganization, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to, in exchange for, or in substitution of the Cutback Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any Cutback Registrable Securities shall cease to be Cutback Registrable Securities when (a) a Registration Statement with respect to the sale of such securities has become effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, or (b) such securities are sold in accordance with Rule 144, or (c) all of such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement) thereunder, or (d) when such securities are sold to the Company.

i.                  “Cutback Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Cutback Registrable Securities (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).

j.                 “Cutback Required Registration Amount” means the lesser of (i) any Cutback Shares not previously included in a Registration Statement, and (ii) such number of Registrable Securities as the Company is then permitted by the SEC to register pursuant to Rule 415.

k.              “Cutback Shares” means, at any time on or after the Initial Effectiveness Date, any of the Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock permitted by the SEC to be registered pursuant to Rule 415.

l.                  “Effectiveness Deadline” means the Initial Effectiveness Deadline, a Cutback Effectiveness Deadline or a Subsequent Effectiveness Deadline, as applicable.

m.          “Filing Deadline” means the Initial Filing Deadline, a Cutback Filing Deadline or a Subsequent Filing Deadline, as applicable.

n.              “Governmental Authority” means the government of the United States of America or the government of any other nation, or any political subdivision thereof, whether state, provincial or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administration powers or functions of or pertaining to government over the Company or any of its subsidiaries, or any of their respective properties, assets or undertakings.

o.              “Initial Effectiveness Date” means the date the Initial Registration Statement is declared effective by the SEC.

p.              “Initial Effectiveness Deadline” means the date that is sixty (60) days after the Initial Filing Date unless the Required Holders agree in writing to extend such deadline at the Company’s request.

q.              “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

r.                 “Initial Filing Deadline” means the date that is ninety (90) days after the Closing Date.

s.                “Initial Registration Statement” means a Registration Statement or Registration Statements filed under the 1933 Act pursuant to Section 2(a) hereof covering the Registrable Securities (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).

t.                 “Initial Required Registration Amount” means the lesser of (i) 100% of the Registrable Securities as of the trading day immediately preceding the applicable date of determination, or (ii) such maximum number of Registrable Securities as the Company is then permitted to register by the SEC.

u.              “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and such a transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

v.              “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, or any other legal entity.

w.            “Prospectus” means the prospectus included in any Registration Statement (as defined below), including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

x.              “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

y.              “Registrable Securities” means (i) the Shares; and (ii) any shares of capital stock of the Company (or any successor or assign of the Company, whether by merger, reorganization, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to, in exchange for, or upon the exercise or conversion of the Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities has become effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (b) such securities are sold in accordance with Rule 144 or an applicable exemption from registration under the 1933 Act, or (c) all of such securities are eligible to be sold by the holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement) thereunder, or (d) when such securities are sold to the Company.

z.               “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities and the resale thereof (which shall include, at any particular time, each document incorporated or deemed to be incorporated by reference therein).

aa.       “Required Holders” means the holders of a majority of the Registrable Securities.

bb.       “Rule 144” means Rule 144 under the 1933 Act or any successor rule.

cc.         “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

dd.       “SEC” means the United States Securities and Exchange Commission.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.              REGISTRATION.

a.              Initial Mandatory Registration.  The Company shall prepare, and, as soon as reasonably practicable, but in no event later than the Initial Filing Deadline, file with the SEC a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Investors may reasonably specify, in respect of which the Company may use a registration statement on Form S-3 (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) or, if a registration statement on Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities.  The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of Registrable Securities equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC (subject to subsequent reduction if directed by the staff of the SEC).  The Company shall use best efforts to have the Initial Registration Statement declared effective by the SEC as soon as reasonably practicable, but in no event later than the Initial Effectiveness Deadline and shall use commercially reasonable efforts to have the Initial Registration Statement remain continuously effective under the 1933 Act until such date on which there are no longer any Registrable Securities covered by such Initial Registration Statement.

b.              Cutback Mandatory Registrations.  The Company shall prepare, and, as soon as reasonably practicable, but in no event later than each Cutback Filing Deadline, file with the SEC a Cutback Registration Statement on Form S-3 (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) or, if a registration statement on Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities covering the resale of the number of Cutback Registrable Securities equal to the Cutback Required Registration Amount.  To the extent the staff of the SEC does not permit all of the Cutback Registrable Securities to be registered on a Cutback Registration Statement, the Company shall file Cutback Registration Statements successively trying to register on each such Cutback Registration Statement the maximum number of remaining Cutback Registrable Securities until all of the Cutback Registrable Securities have been registered with the SEC.  Each Cutback Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Cutback Required Registration Amount as of the date such Cutback Registration Statement is initially filed with the SEC.  The Company shall use best efforts to have each Cutback Registration Statement declared effective by the SEC as soon as reasonably practicable, but in no event later than the Cutback Effectiveness Deadline and shall use commercially reasonable efforts to keep the Cutback Registration Statement continuously effective under the 1933 Act until such date on which there are no longer any Registrable Securities covered by such Cutback Registration Statement.

c.               Allocation of Registrable Securities.  The number of Registrable Securities included in any Registration Statement shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor that are to be included in such Registration Statement (without giving effect to any limitations imposed by the SEC).  In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor.  Any Registrable Securities included in a Registration Statement and which remain allocated to any Person that ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

d.              Legal Counsel.  The Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2, which legal counsel shall be reasonably acceptable to the Company (“Legal Counsel”).  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.

e.               Ineligibility for Form S-3.  In the event that Form S-3 is not available for the registration of the resale of any Registrable Securities hereunder, the Company shall provide that any Registration Statement on Form S-1 filed hereunder shall incorporate documents by reference (including by way of forward incorporation by reference) to the maximum extent possible.

f.                Sufficient Number of Shares Registered.  In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(c), the Company shall promptly inform each Investor whose Registrable Securities are not fully covered by such Registration Statement and, as soon as reasonably practicable, but in any event (other than with respect to Cutback Shares) not later than twenty (20) days after the necessity therefor arises, or (if later) the first date on which the Company is then permitted to file such Registration Statement by the SEC (a “Subsequent Filing Deadline”) amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover Registrable Securities consisting of at least that number of shares of Common Stock equal to 100% of the number of Registrable Securities as of two (2) trading days immediately preceding the date of the filing of such amendment or new Registration Statement.  The Company shall use best efforts to cause such amendment and/or new Registration Statement to become effective as soon as reasonably practicable following the filing thereof, but in any event (other than with respect to Cutback Shares) not later than sixty (60) days following the filing thereof (a “Subsequent Effectiveness Deadline”).  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if as of any date of determination, the number of shares of Common Stock available for resale under the Registration Statement is less than 100% of the number of Registrable Securities.

g.               Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

i.                                          If (A) a Registration Statement covering Registrable Securities and required to be filed by the Company pursuant to Section 2(a), Section 2(b) or Section 2(f) of this Agreement is not (I) filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (II) declared effective by the SEC on or before the applicable Effectiveness Deadline (an “Effectiveness Failure”) or (B) on any day after a Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(o)(iv))) pursuant to such Registration Statement (including because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to comply with Section 2(f)) (a “Maintenance Failure,” and each of a Filing Failure, an Effectiveness Failure and a Maintenance Failure being referred to as a “Registration Default”), then the Company shall pay, as partial liquidated damages (but not as a penalty) to any holder of Shares by reason of any such delay in or reduction of its ability to sell its Shares (which remedy shall be exclusive of any other remedies available at law or in equity), an amount in cash equal to one percent (1.0%) per month (on a 30/360 basis) of the aggregate purchase price paid pursuant to the Securities Purchase Agreement for such holder’s Registrable Securities required to be included in such Registration Statement on each of the following dates: (1) the initial day of a Filing Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) thereafter until such Filing Failure is cured; (2) the initial day of an Effectiveness Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) thereafter until such Effectiveness Failure is cured; and (3) the initial day of a Maintenance Failure and on every thirtieth (30th) day (prorated for periods totaling less than thirty (30) days) thereafter until such Maintenance Failure is cured.

ii.                                       The payments to which a holder shall be entitled pursuant to this Section 2(g) are referred to herein as “Registration Delay Payments.”  In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of the lesser of one and one-half percent (1.5%) per month (on a 30/360 basis).

iii.                                    A Registration Default shall be deemed not to have occurred and be continuing, and no Registration Delay Payments shall accrue as a result thereof, in relation to a Registration Statement if (i) (A) such Registration Default has occurred solely as a result of material events, with respect to the Company that would need to be described in such Registration Statement or the related Prospectus or (B) the Registration Default relates to any information supplied or failed to be supplied by a Buyer of Registrable Securities and (ii) the Company is proceeding promptly and in good faith to amend or supplement the Registration Statement to describe such events as required by Section 3(o); provided, however, that in any case if such Registration Default occurs for a continuous period in excess of forty-five (45) days beyond any permitted forty-five (45) or ninety (90) day suspension period (as provided by Section 3(o)), Registration Delay Payments shall be payable in accordance with this Section 2(g) from the day such Registration Default occurs until such Registration Default is cured.

3.              RELATED OBLIGATIONS.  At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), Section 2(b) or Section 2(f), the Company will use best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.              The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as reasonably practicable after such filing (but in no event later than the applicable Effectiveness Deadline).  The Company shall use commercially reasonable efforts to respond to written comments received from the SEC upon a review of a Registration Statement within fourteen (14) Business Days.  If the Company is notified by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and the effectiveness of such Registration Statement may be accelerated, the Company shall, subject to Section 3(c), file with the SEC a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the 1933 Act within two (2) Business Days after the date that the Company is so notified by the SEC.  No later than the second Business Day after such Registration Statement becomes effective, the Company will file with the SEC the final Prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act.  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement pursuant to Rule 144 or an applicable exemption from registration under the 1933 Act without limitation, restriction or condition (including any current public information requirement) thereunder, (ii) the date on which the Investors have sold all of the Registrable Securities covered by such Registration Statement in accordance with such Registration Statement or pursuant to Rule 144 and (iii) the date that all Registrable Securities have ceased to be Registrable Securities (the “Registration Period”).  Such Registration Statement shall contain a “plan of distribution” section and a “selling stockholder” section, in each case approved by Legal Counsel and no Investor shall be named as an “underwriter” in the Registration Statement without such Investor’s prior written consent, except that an Investor may be named as a “statutory underwriter” if such Investor is, or is affiliated with, a broker dealer and states such fact in writing to the Company.  Such Registration Statement (including any amendments or supplements thereto and any Prospectuses (preliminary, final, summary or free writing)) contained therein or related thereto shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

b.              The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement during the Registration Period.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 8-K, Form 10-Q, Form 10-K or any analogous report under the 1934 Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within two (2) Business Days after the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.  The Company shall promptly notify Legal Counsel of any request by the SEC or any other Governmental Authority, during the period of effectiveness of a Registration Statement, for amendments or supplements to such Registration Statement or related Prospectus or for additional information.

c.               The Company shall, upon request, (A) permit Legal Counsel to review and comment upon (i) the Initial Registration Statement at least two (2) Business Days prior to its filing with the SEC, and (ii) all other Registration Statements and all amendments and supplements to all Registration Statements (except for annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, and any similar or successor reports) within two (2) Business Days prior to their filing with the SEC, and (B) not file any document, registration statement, amendment or supplement described in the foregoing clause (A) in a form to which

Legal Counsel reasonably objects.  The Company shall provide Legal Counsel one (1) Business Day notice prior to submitting any request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto.  The Company shall promptly furnish to Legal Counsel copies of any correspondence from the SEC to the Company or its representatives relating to any Registration Statement and shall provide Legal Counsel the opportunity to review and comment upon the Company’s responses to any such correspondence.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d.              The Company shall furnish to each Investor, upon request, without charge, such documents, including copies of any Prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.               The Company shall use best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or applicable state blue sky or state securities laws (“Blue Sky”) laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions or obtain exemptions from the registration and qualification requirements of such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any jurisdiction, or (z) file a general consent to service of process in any jurisdiction in which it is not currently so qualified or subject to general taxation or has not currently so consented.  The Company shall promptly notify Legal Counsel of the receipt by the Company of any notification with respect to the suspension of the registration or qualification (or exemption from qualification) of any of the Registrable Securities for sale under the securities or Blue Sky laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.                The Company shall notify Legal Counsel of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which, in the case of a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus included in a Registration Statement, it includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made (provided that in each notice the Company shall not disclose any material non-public information to any Investor unless otherwise requested in writing by such Investor which Investor agrees in writing to hold such information in confidence until such time as it is disclosed in the Company’s sole discretion), and, subject to Section 3(o), promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request).  The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (promptly providing written notice of such effectiveness to each Investor), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.  By 9:30 a.m. New York City time on the date following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement.

g.               The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement (other than during an Allowable Grace Period, as defined below), or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible time and to notify Legal Counsel of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.              The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

i.                  The Company shall use commercially reasonable efforts to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed, and with the same CUSIP.  For the avoidance of doubt, and subject to Section 5, the Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(i).

j.                 The Company shall cooperate with the Investors that hold Registrable Securities being offered and the underwriters, if any, and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such names and denominations or amounts, as the case may be, and/or the timely issuance of the

Registrable Securities to be offered pursuant to a Registration Statement through the Direct Registration System (DRS) of The Depository Trust Company (the “DTC”) or crediting of the Registrable Securities to be offered pursuant to a Registration Statement to the applicable account (or accounts) with DTC through its Deposit/Withdrawal At Custodian (DWAC) system, in any such case as each Investor may reasonably request.

k.              The Company shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the applicable Registration Statement.

l.                  If requested by an Investor, the Company shall (i) as soon as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as such Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to such Investor, the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as reasonably practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as reasonably practicable, supplement or amend any Registration Statement as reasonably requested by such Investor provided, however, that the Company will have no obligation to add Investors to the Initial Registration Statement or any subsequent Cutback Registration Statement as selling stockholders more frequently that one time per every forty-five (45) days.

m.          The Company shall otherwise use best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

n.              Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities (and provide written notice to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC; provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(n) and any subsequent notices to such new transfer agent.

o.              To the extent not made by the underwriters in the case of an underwritten offering, the Company shall make such filings with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Investor, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including promptly responding to any comments received from FINRA.

p.              Grace Period.

i.                                          Notwithstanding anything to the contrary in Section 3(f), and subject to the provisions of this Section 3(p) and a good faith determination by the Company that it is in the best interests of the Company to suspend the use of any Registration Statement, following the effectiveness of such Registration Statement (and the filings with any federal or state securities commissions), the Company, by written notice to the Investors, may direct the Investors to suspend sales of the Registrable Securities pursuant to such Registration Statement for such times as the Company reasonably may determine is necessary and advisable ( a “Grace Period”), if any of the following events shall occur (each, a “Grace Period Event”):

(1)                                 there is material non-public information regarding the Company which (A) the Company determines not to be in the Company’s best interest to disclose, (B) would, in the good faith determination of the Company, require any revisions to the Registration Statement so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) which the Company is not otherwise required to disclose;

(2)                                 there is a significant bona fide business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business), including any significant merger, consolidation, tender offer or other similar transaction) available to the Company which the Company determines not to be in the Company’s best interest to disclose; or

(3)                                 the Company is required to file a post-effective amendment to a Registration Statement to incorporate the Company’s quarterly or annual reports or audited financial statements on Forms 10-Q and 10-K; provided that no Grace Period permitted pursuant to this clause (3) shall continue for more than five (5) consecutive Business Days.

ii.                                       The Company shall (A) promptly provide written notice to the Investors of the occurrence giving rise to a Grace Period (provided that if such Grace Period occurs pursuant to Section 3(p)(i)(1) and 3(p)(i)(2), the Company shall not disclose the content of such material non-public information) and the date on which the Grace Period will begin (a “Grace Period Notice”), and (B) as soon as such date may be determined, promptly provide written notice to the Investors of the date on which the Grace Period ends (an “End of Grace Period Notice”).

iii.                                    Any Grace Period Notice shall state that such Grace Period shall continue only for so long as the Grace Period Event or its effect is continuing and that the Company is taking all reasonable steps to terminate suspension of the effectiveness of the Registration Statement as promptly as possible.  The Investors shall not affect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Grace Period Notice from the Company and prior to receipt of an End of Grace Period Notice.  The Investors may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) receipt of an End of Grace Period Notice from the

Company, which notice shall be given by the Company promptly following the conclusion of any Grace Period Event.

iv.                                   No Grace Period shall (A) exceed forty-five (45) consecutive days, (B) during any three hundred sixty-five (365) day period, exceed an aggregate of ninety (90) days, and (C) have its first day occur less than ten (10) trading days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 3(p)(iv) being referred to as an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive a Grace Period Notice and shall end on and include the later of the date the Investors receive the End of Grace Period Notice and the date referred to in such notice.  The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

v.                                      Upon the earlier to occur of (A) the Company delivering to the Investors an End of Grace Period Notice or (B) the end of the maximum permissible Grace Period, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Registration Statement on a post-effective basis, if necessary, or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Investors to resume sales of the Registrable Securities as soon as possible.

q.              The Company shall enter into such customary agreements (including, in the case of underwritten offering, an underwriting agreement) and take such other actions as any of the Investors or underwriters, if any, may reasonably request in order to expedite and facilitate the disposition of the Registrable Securities covered by a Registration Statement.

4.              OBLIGATIONS OF THE INVESTORS.

a.              At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement and at least three (3) Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each an “Information Request”).  Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that, at least three (3) Business Days prior to the anticipated filing date, such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities.

b.              Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c.               Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), Section 3(g), or Section 3(o), such Investor will discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(f) or receipt of notice from the Company in writing that no supplement or amendment is required or that the Allowable Grace Period has ended.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f), Section 3(g) or Section 3(o) and for which the Investor has not yet settled.

5.              EXPENSES OF REGISTRATION.  All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing, FINRA, Blue Sky and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, as well as all other costs and expenses incurred in connection with the Company’s compliance with its obligations under this Agreement, shall be paid by the Company.  Each Investor shall pay all fees and disbursements of its counsel and all underwriting discounts and commissions, broker or similar fees and transfer taxes, if any, relating to the sale or disposition of such Investor’s Registrable Securities.

6.              INDEMNIFICATION.  In the event any Registrable Securities are included in a Registration Statement:

a.              By the Company.  To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, their respective directors, officers, managers, employees and agents, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable and documented attorneys’ fees, amounts paid in settlement, joint or several, and any reasonable and documented expenses (collectively, “Indemnified Damages”), incurred in investigating, preparing or defending any action, claim, suit, proceeding, investigation or appeal taken from the foregoing by or before any court or Governmental Authority or other administrative or regulatory agency or body (including the SEC and any state commission or authority or self-regulatory organization or securities exchange in the United States or elsewhere), whether pending or threatened (each, a “Claim” and collectively, “Claims”), to which any of them may become subject insofar as such Claim (or actions or proceedings, whether commenced or threatened, in respect thereof) or Indemnified Damages arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other Blue Sky laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including any preliminary Prospectus, free writing Prospectus or final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto, and including all information incorporated by reference therein), or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim or Indemnified Damages sought by an Indemnified Person to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; and (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any transfer of Registrable Securities by any Investor pursuant to Section 9.

b.              By the Investors.  In connection with any Registration Statement in which an Investor’s Registrable Securities are included, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “Indemnified Party”), to the same extent and in the same manner as is set forth in Section 6(a) with respect to the Indemnified Persons, against any Claim or Indemnified Damages to which any of them may become subject insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with the preparation of the Registration Statement or any amendment thereof or supplement thereto; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim or Indemnified Damages if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, that an Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive any transfer of Registrable Securities by any Investor pursuant to Section 9.

c.               Notice.  Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of the written threat of or notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim or Indemnified Damages, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, promptly deliver to the indemnifying party a written notice of the written threat of or notice of the commencement of such action or proceeding; provided that failure to so notify the indemnifying party will not relieve the indemnifying party from any liability it may have to such indemnified party hereunder except to the extent that the indemnifying party is materially prejudiced by such failure.  Such notice shall state the nature and the basis of such Claim to the extent then known.  In case any such action or proceeding is brought against any Indemnified Party or Indemnified Person and such Indemnified Party or Indemnified Person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be.  In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel for the Indemnified Person or Indemnified Party, as applicable, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by counsel to the indemnifying party in such proceeding.  The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or proceeding or Claim or Indemnified Damages by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action, proceeding or Claim or Indemnified Damages.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, as the case may be, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as applicable) of a full release from all liability with respect to such Claim or Indemnified Damages or which includes any admission as to fault or culpability on the part of such Indemnified Party or Indemnified Person.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action or proceeding as a result of such failure.

d.              The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.  The Indemnified Party or Indemnified Person shall promptly reimburse the indemnifying party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party or Indemnified Person is finally judicially determined to not be entitled to indemnification hereunder.

e.               The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.              CONTRIBUTION.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement, less the amount of any damages that such Investor has otherwise been required to pay in connection with such sale.

8.              REPORTS UNDER THE 1934 ACT.  With a view to making available to the Investors the benefits of Rule 144, the Company agrees to use commercially reasonable efforts to:

a.              make and keep public information available, as those terms are understood and defined in Rule 144;

b.              file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.               furnish to each Investor, unless otherwise available at no charge by access electronically to the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or successor thereto), so long as such Investor owns Registrable Securities, promptly upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (ii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.              ASSIGNMENT OF REGISTRATION RIGHTS.  The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company; (ii) the Company is furnished with written notice within three (3) Business Days of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.

10.       AMENDMENT OF REGISTRATION RIGHTS.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to each of the Investors.  Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of an Investor whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Investors may be given solely by such Investor.

11.       MISCELLANEOUS.

a.              A Person is deemed to be a holder of Registrable Securities (or a transferee or assignee of Registrable Securities, as applicable) whenever such Person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.              Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered upon receipt, when delivered via email, personally or by a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses for such communications shall be:

If to the Company:

Applied Therapeutics, Inc.

545 5th Avenue, Suite 1400

New York, New York 10173

Attention: Chief Executive Officer

With copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

4 Times Square

New York, New York 10036

Attention: Andrea L. Nicolas; Michael Schwartz

If to Investors, at the most current address given by the transfer agent and registrar of the Shares of the Company.

c.               Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.              All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the courts of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.               This Agreement and the other documents executed in contemplation thereof (the “Transaction Documents”) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.                Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.               The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.              This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract and each party hereto forever waives any such defense.

i.                  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.                 All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.  Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

k.              The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.                  Each Buyer and each holder of the Registrable Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

m.          This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 6 and 7 hereof, each

Indemnified Person and Indemnified Party, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

n.     Notwithstanding anything to the contrary contained herein or in the Securities Purchase Agreement, if the Company issues additional shares of Common Stock to Additional Buyers (as defined in the Securities Purchase Agreement), pursuant to the Securities Purchase Agreement, prior to November 12, 2019, any such Additional Buyer may become a party to this Agreement by executing the Joinder Agreement, substantially in the form attached hereto as Exhibit A, and thereafter shall be deemed a Buyer for all purposes hereunder.

o.     From the date hereof and subject to Section 11(n), the Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Investors hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Investors hereunder.

p.     The Company shall have no further obligations pursuant to this Agreement at the earlier of (i) such time as no Registrable Securities are outstanding and (ii) such time as the Registrable Securities covered by the Registration Statement that are not held by Affiliates of the Company are, as determined by the Company, eligible for resale pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement thereunder); provided, in each case, however, that the Company’s obligations under Sections 6 and 11 of this Agreement shall remain in full force and effect following such time.

q.     The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor.  Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

r.      Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement or the Securities Purchase Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:

APPLIED THERAPEUTICS, INC.

By:	/s/ Mark Vignola
	Name:	Mark Vignola
	Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

BUYER:

ORBIMED GENESIS MASTER FUND, L.P.
By: OrbiMed Advisors LLC, solely in its capacity as Investment Manager

By:	/s/ Geoffrey C. Hsu
	Name:	Geoffrey C. Hsu
	Title:	Member

[Signature Page to Registration Rights Agreement]

BUYER:

ORBIMED PARTNERS MASTER FUND LIMITED
By: OrbiMed Capital LLC, solely in its capacity as Investment Adviser

By:	/s/ Geoffrey C. Hsu
	Name:	Geoffrey C. Hsu
	Title:	Member

BUYER:

THE BIOTECH GROWTH TRUST PLC
By: OrbiMed Capital LLC, solely in its capacity as Portfolio Manager

By:	/s/ Geoffrey C. Hsu
	Name:	Geoffrey C. Hsu
	Title:	Member

[Signature Page to Registration Rights Agreement]

BUYERS:

FRANKLIN TEMPLETON INVESTMENT FUNDS — FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By Franklin Advisers, Inc., as investment manager

By:	/s/ Evan McCulloch
	Name:	Evan McCulloch
	Title:	Vice President

[Signature Page to Registration Rights Agreement]

BUYERS:

FRANKLIN STRATEGIC SERIES — FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By Franklin Advisers, Inc., as investment manager

By:	/s/ Evan McCulloch
	Name:	Evan McCulloch
	Title:	Vice President

[Signature Page to Registration Rights Agreement]

BUYERS:

Gregg Smith

By:	/s/ Gregg Smith
Name: Gregg Smith

[Signature Page to Registration Rights Agreement]

BUYERS:

Hessler Finance Ltd.

By:	/s/ Attilio Scotti
	By:	Attilio Scotti
	Title:	Director

[Signature Page to Registration Rights Agreement]

BUYERS:

Timothy Hogue

By:	/s/ Timothy Hogue
	Name:	Timothy Hogue

[Signature Page to Registration Rights Agreement]

BUYERS:

Laurence Lytton

By:	/s/ Laurence Lytton
	Name:	Laurence Lytton

[Signature Page to Registration Rights Agreement]

BUYERS:

The Ryan and Brittany Pearson Living Trust

By:	/s/ Ryan Pearson
	Name:	Ryan Pearson
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

BUYERS:

Reinfrank Living Trust

By:	/s/ R. Reinfrank
	Name:	R. Reinfrank
	Title:	Trustee

[Signature Page to Registration Rights Agreement]

BUYERS:

Richard A. Smith

By:	/s/ Richard A. Smith
	Name:	Richard A. Smith

[Signature Page to Registration Rights Agreement]

Exhibit A

Form of Joinder Agreement

Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to join, become a party to and be bound by (i) the Securities Purchase Agreement, dated as of November 7, 2019, by and among Applied Therapeutics, Inc., a Delaware corporation (the “Company”), and the investors set forth on the Schedule of Buyers attached thereto, as the same may be in effect from time to time (the “Purchase Agreement”), and (ii) the Registration Rights Agreement, dated as of November 7, 2019, by and among the Company and each of the stockholders signatory thereto, as the same may be in effect from time to time (the “Registration Rights Agreement” and, together with the Purchase Agreement, the “Agreements”), and for all purposes of the Agreements, the undersigned shall be included within the term Buyer (as defined in each Agreement) and be bound by the terms and provisions of the Agreements.

Name of Buyer

By:
Name:
Title:

Dated: , 2019

Address for notices: